December 19, 2008

Incentra Solutions, Inc.
1140 Pearl Street
Boulder, Colorado  80302
Attention: Matthew G. Richman

Re:           Overadvance Side Letter

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Security Agreement, dated as of February 6, 2006, by and among Incentra Solutions, Inc. (f/k/a Front Porch Digital, Inc.) a Nevada corporation (the "Parent"), Network System Technologies, Inc., an Illinois corporation (“NST”), Incentra Solutions of the Northwest, Inc., an Oregon corporation,  consisting of the merged predecessor entities of Tactix, Inc. and PWI Technologies, Inc., hereinafter referred to as “ISNW”), Incentra Solutions of the Northeast, Inc., a Delaware corporation (“ISNE”), Incentra Solutions of California, Inc., a Delaware corporation (consisting of the merged predecessor entities of Incentra Solutions of California, Inc. and Incentra Helio Acquisition Corp., hereinafter referred to as “ISC”), ManagedStorage International, Inc., a  Delaware corporation (“MSI”), Incentra Solutions International, Inc., a Delaware corporation (“ISI”), Sales Strategies, Inc., a New Jersey corporation (“SSI” and collectively with Parent, NST, ISNW, ISNE, ISC, MSI, ISI and SSI, the “Companies”, and individually each a “Company”)  and Laurus Master Fund, Ltd. (in Voluntary Liquidation) (“Laurus”) (as amended, modified and/or supplemented from time to time, the “Security Agreement”), and (ii) that certain Secured Revolving Note, dated as of February 6, 2006, issued by the Parent, PWI, ISC, MSI and ISI to Laurus, and subsequently assigned in full to each of Valens U.S. SPV I, LLC (“Valens US”) and Valens Offshore SPV II, Corp. (“Valens Offshore II” together with Valens US, each a “Holder” and collectively, the “Holders”) (as amended, modified or supplemented from time to time, the “Revolving Note” and together with the Security Agreement and the Ancillary Agreements referred to in the Security Agreement, the “Documents”).  On September 28, 2007, Laurus, together with other affiliates of Laurus, appointed LV Administrative Services, Inc. as administrative and collateral agent for Laurus and such affiliates (the “Agent” and together with Laurus, Valens US and Valens Offshore ( the “Creditors”).  Capitalized terms used but not defined herein shall have the meanings ascribed them in the Security Agreement.

Overadvance Side Letter

Subject to satisfaction of the Overadvance Conditions (as defined below), Agent, on behalf of the Creditors, is hereby notifying the Companies of the decision made to exercise discretion granted pursuant to Section 2(a)(ii) of the Security Agreement to make Loans to the Companies during the Period (as defined below) in excess of the Formula Amount on the date hereof (the “Overadvance”).  Subject to satisfaction of the Overadvance Conditions, the aggregate principal amount of the Overadvance as of the date hereof shall be $1,500,000 (the “Initial Overadvance Amount”).  The Overadvance shall at no time exceed the lesser of (x) Initial Overadvance Amount and (y) the remainder of the Capital Availability Amount less the Formula Amount as of the date of determination (the “Maximum Overadvance Amount”).

In connection with making the Overadvance, until from the date hereof through and including January 5, 2009 (the “Period”), the Creditors hereby waive compliance with Section 3 of the Security Agreement, but solely as such provision relates to the immediate repayment requirement for Overadvances.  The Creditors further agrees that solely for such Period (but not thereafter), the incurrence and existence of the Overadvance shall not trigger an Event of Default under Section 19(a) of the Security Agreement.  Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on January 1, 2009 and on the first business day of each consecutive calendar month thereafter (if any) through and including the expiration of the Period, whether by acceleration or otherwise.  All other terms and provisions of the Security Agreement and the Ancillary Agreements shall remain in full force and effect.  For the avoidance of doubt, all proceeds applied by any Company in repayment of its obligations to any Lender hereunder and under the Security Agreement and the Ancillary Agreements shall be first applied as a repayment of the Overadvance unless otherwise agreed by the Creditors.  Once repaid, the Overadvance may be reborrowed during the Period provided that the maximum amount of the Overadvance outstanding shall not at any time exceed the Maximum Overadvance Amount.

Each Company hereby acknowledges and agrees that each Holder’s obligation to fund the Initial Overadvance Amount on the date hereof and each permitted reborrowing thereof after the date hereof up to the Maximum Overadvance Amount shall, at the time of such making of such Overadvance or reborrowing, and immediately after giving effect thereto, be subject to the satisfaction of the following conditions (the “Overadvance Conditions”): (i) no Event of Default shall exist and be continuing as of such date; (ii) all representations, warranties and covenants made by each Company in connection with the Security Agreement and the Ancillary Agreements shall be true, correct and complete as of such date; and (iii) each Company and its Subsidiaries shall have taken all action necessary to grant Agent “control” over all of such Company’s and its respective Subsidiaries’ Deposit Accounts (the “Control Accounts”), with any agreements establishing “control” to be in form and substance satisfactory to Agent.

The Companies hereby acknowledge that all amounts outstanding under the Overadvance (together with accrued interest and fees which remain unpaid in respect thereof) on the date of expiration of the Period shall, jointly and severally, be repaid in full by the Companies on such date of expiration.  The failure to make any required repayment of an Overadvance shall give rise to an immediate Event of Default.

Overadvance Side Letter	2

The Companies hereby agree that they shall upon the earlier to occur of (i) the Maturity Date (as defined in the Revolving Note) or (ii) the date upon which all of the obligations arising under the Security Agreement and the Ancillary Agreements referred to therein shall have been paid in fully, the Companies shall jointly and severally pay in cash to the Agent in the amount of $100,000 (the “Overadvance Cash Payment”).  Upon receipt of the payment by Agent as described in this paragraph, the Agent shall apply the Overadvance Cash Payment pro rata to Valens US and Valens Offshore II relative to the amount of principal indebtedness that each such Holder holds as of the date hereof as a reduction of the Principal Amount of the Revolving Note held by such Holders (“Applicable Pro Rata Amount”).  Notwithstanding the foregoing, at the Holders election, the Overadvance Payment otherwise required to be paid in cash, may be paid through the issuance by the Parent to the Valens US and Valens Offshore II of such number of shares (the “Overadvance Stock Payment” together with the Overadvance Cash Payment, collectively, the “Overadvance Payment”) of the Parent’s Common stock as determined in the manner set forth below:

•	Overadvance Stock Payment to Valens US = ((Overadvance Cash Payment)(Valens US’ Applicable Pro Rata Amount)/Applicable Closing Price (as defined below).

•	Overadvance Stock Payment to Valens Offshore II = ((Overadvance Cash Payment)(Valens Offshore II’s Applicable Pro Rata Amount)/Applicable Closing Price.

For purposes hereof, the term (i) “Applicable Closing Price” shall mean the lesser of (x) the volume weighted average trading price of the Common Stock on the Principal Market for the ten (10) trading days immediately preceding the date hereof and (y) the volume weighted average trading price of the Common Stock on the Principal Market for the ten (10) trading days immediately preceding the Maturity Date.

The Overadvance Payment shall be in addition to all other obligations owing under the Security Agreement and the Ancillary Agreements referred to therein.

The Parent understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. If, in the Parent’s determination, this letter or the terms and provisions of this letter, (collectively, the “Information”) are considered material, Parent agrees to file an 8-K within 4 business days following the date hereof and in the form otherwise prescribed by the SEC.   In the event the Information is deemed not to be material and therefore is not disclosed on Form 8-K, Parent hereby agrees that neither the Agent nor any other Creditor shall be in violation of any duty to any Company or its shareholders, nor shall the Agent or any other Creditor be deemed to be misappropriating any information of any Company, if any Creditor sells shares of common stock of the Parent, or otherwise engages in transactions with respect to securities of the Parent, while in possession of the Information.

This letter may not be amended or waived except by an instrument in writing signed by each of the Companies, the Agent and each Lender.  This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be.  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Overadvance Side Letter	3

This Overadvance Side Letter shall for all purposes be deemed to be an Ancillary Agreement.

If the foregoing meets with the Companies’ approval please signify the Companies’ acceptance of the terms hereof by signing below.

LV ADMINISTRATIVE SERVICES, INC.
as Agent

By:	/s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC,
its investment manager

By:	/s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.
By: Valens Capital Management, LLC,
its investment manager

By:	/s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

Overadvance Side Letter	4

AGREED AND ACCEPTED ON THE DATE HEREOF:

INCENTRA SOLUTIONS, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Chief Corporate Development Officer and Treasurer

MANAGEDSTORAGE INTERNATIONAL, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHWEST, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS OF CALIFORNIA, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

Overadvance Side Letter	5

NETWORK SYSTEM TECHNOLOGIES, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHEAST, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

SALES STRATEGIES, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

Overadvance Side Letter	6